UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2025

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Venture Global, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	001-42486	93-3539083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 19th Street North, Suite 1500 Arlington, VA	22209
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 759-6740

Not Applicable

(Former name or former address, if changed since last report.)

____________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.01 par value per share	VG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On April 21, 2025 (the “Issue Date”), Venture Global Plaquemines LNG, LLC (“VGPL”), an indirect, wholly-owned subsidiary of Venture Global, Inc. (the “Company”) issued $1.25 billion aggregate principal amount of 7.50% senior secured notes due 2033 (the “2033 Notes”), and $1.25 billion aggregate principal amount of 7.75% senior secured notes due 2035 (the “2035 Notes” and, together with the 2033 Notes, the “Notes”).

The Notes were offered in the United States and sold to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States to non-U.S. persons pursuant to Regulation S under the Securities Act.

The Notes were issued by VGPL on the Issue Date pursuant to an indenture, dated as of April 21, 2025 (the “Indenture”), among VGPL, Venture Global Gator Express, LLC, as guarantor (the “Guarantor”), any other guarantor that may become a party thereto from time to time and Regions Bank, as trustee (the “Trustee”).

The 2033 Notes bear interest at a rate of 7.50% per annum and the 2035 Notes bear interest at a rate of 7.75% per annum, with interest on each series of notes payable semi-annually in arrears on May 1 and November 1 of each year, commencing on November 1, 2025. The 2033 Notes will mature on May 1, 2033, and the 2035 Notes will mature on May 1, 2035.

VGPL’s obligations under the Notes are guaranteed by the Guarantor and may be guaranteed by certain of VGPL’s future domestic subsidiaries, if any. The Notes and the guarantees are secured by certain collateral, and the Notes and the existing term loan and working capital revolving facilities entered into by VGPL, as borrower, and the Guarantor, as guarantor (the “A&R Credit Facility Agreement”) share equally in such collateral. The Indenture contains customary terms and events of default and certain restrictive and maintenance covenants that, among other things, limit or restrict the ability of, or require, as applicable, VGPL, the Guarantor and certain of VGPL’s future subsidiaries, if any, to (i) make restricted payments, (ii) incur additional indebtedness or issue preferred stock, (iii) guarantee the obligations of others, (iv) assume, incur, permit or suffer to exist liens on VGPL’s or their respective assets, (v) create or permit to exist or become effective any consensual encumbrance on the ability of a restricted subsidiary to pay dividends, pay indebtedness owed to VGPL, the Guarantor or any of VGPL’s other restricted subsidiaries, make loans or advances to VGPL, the Guarantor or VGPL’s other restricted subsidiaries, or sell, lease or transfer any properties or assets to VGPL, the Guarantor or any of VGPL’s other restricted subsidiaries, (vi) consolidate, merge or sell substantially all of VGPL’s or their respective assets or properties, (vii) make investments, loans or advances, (viii) enter into certain transactions or agreements with or for the benefit of VGPL’s or their respective affiliates, (ix) amend or modify certain material project agreements or certain qualifying SPAs, (x) enter into hedging agreements, (xi) maintain accounts and (xii) create subsidiaries. The Indenture covenants are subject to a number of important limitations and exceptions.

At any time or from time to time, prior to November 1, 2032 (6 months prior to the maturity date of the 2033 Notes) (the “2033 Call Date”), VGPL may redeem the 2033 Notes, in whole or in part, at a redemption price equal to 100% of the aggregate principal amount of the 2033 Notes, plus the “make-whole” set forth in the Indenture, plus accrued and unpaid interest up to but excluding the redemption date. In addition, at any time or from time to time, on or after the 2033 Call Date, VGPL may redeem the 2033 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2033 Notes to be redeemed, plus accrued and unpaid interest, if any, on the 2033 Notes redeemed up to but not including the redemption date.

At any time or from time to time, prior to November 1, 2034 (6 months prior to the maturity date of the 2035 Notes) (the “2035 Call Date”), VGPL may redeem the 2035 Notes, in whole or in part, at a redemption price equal to 100% of the aggregate principal amount of the 2035 Notes, plus the “make-whole” set forth in the Indenture, plus accrued and unpaid interest up to but excluding the redemption date. In addition, at any time or from time to time, on or after the 2035 Call Date, VGPL may redeem the 2035 Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the 2035 Notes to be redeemed, plus accrued and unpaid interest, if any, on the 2035 Notes redeemed up to but not including the redemption date.

The Notes and the guarantees constitute VGPL’s and the Guarantor’s direct and unconditional senior secured obligations and rank senior in right of payment to any of VGPL’s and the Guarantor’s future indebtedness that is subordinated in right of payment to the Notes and the guarantees and are equal in right of payment with all of VGPL’s and the Guarantor’s existing and future indebtedness that is not subordinated, including the A&R Credit Facility Agreement. The Notes and the guarantees are effectively subordinated to all of VGPL’s and the Guarantor’s indebtedness that is secured by assets, if any, other than the collateral securing the Notes, to the extent of the value of such assets. The Notes and the guarantees are effectively senior to all of VGPL’s and the Guarantor’s senior indebtedness that is unsecured to the extent of the value of the assets constituting the collateral securing the Notes.

A copy of the Indenture will be filed as an exhibit to the Company’s quarterly report on Form 10-Q for the quarter ended June 30, 2025.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 8.01. Other Events.

On April 21, 2025, the Company issued a press release announcing that VGPL had closed a private offering of the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated April 21, 2025, relating to VGPL’s offering of the Notes.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Venture Global, Inc.
Dated: April 21, 2025

	By:	/s/ Jonathan Thayer
Jonathan Thayer
Chief Financial Officer